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SUPPLEMENT DATED JULY 30, 1999
TO PROSPECTUS DATED NOVEMBER 30, 1998


                            THE CARNEGIE FUNDS GROUP


                           LIQUID CAPITAL INCOME TRUST
                      CARNEGIE GOVERNMENT SECURITIES TRUST
                         CARNEGIE TAX FREE INCOME TRUST
                        CARNEGIE TAX EXEMPT INCOME TRUST

         On July 27, 1999, the board of trustees of each of the Funds determined that it would be in the best interests of the Funds and their shareholders to terminate the Funds by liquidating and distributing the Funds' assets to shareholders and dissolving the Funds under applicable state law.

         Under the governing Declaration of Trust for each Fund, this termination must be approved by shareholders in order to become effective. Each Fund will hold a special meeting of shareholders to vote upon its termination, and you will be furnished with a proxy statement for that special meeting, which is scheduled to be held on October 4, 1999. The proxy statement will contain an explanation of the events that led the trustees to consider terminating the Funds and the reasons for their determination that it would be appropriate to do so.

         In view of the circumstances, each of the Funds has suspended sales of its shares to new investors, effective July 28, 1999. This suspension does not affect the automatic reinvestment of dividends and other distributions, which will continue to be made on behalf of shareholders. As an existing shareholder, you may continue to purchase additional shares of the Funds if you desire, and you continue to have the right to redeem your shares in any of the Funds.

         Also in view of the circumstances, Carnegie Capital Management Company, the adviser for each of the Funds, has waived its advisory fee for its future services to be performed under the existing investment advisory contract with each Fund. This fee waiver is effective August 1, 1999 and will continue until November 30, 1999 or such earlier time as a Fund's assets may be liquidated and distributed to shareholders.

         Please keep this supplement with your prospectus.